UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 28, 1998

		 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
		Asset Backed Floating Rate Notes, Series 1998-11


New York (governing law of          333-50153-05
Pooling and Servicing Agreement)    (Commission    IRS EIN 52-2107845
(State or other                     File Number)           52-2107852
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, Maryland                                  (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 28, 1998 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Asset Backed Floating Rate Notes, Series 1998 11 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Asset Backed Floating Rate Notes 1998-11 , relating to the December 28, 1998
				  distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
		 Asset Backed Floating Rate Notes 1998-11

	      By:   Norwest Bank Minnesota, N.A., as Master Servicer
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 1/11/99


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Floating Rate Notes, Series 1998-11, relating to the December
		28, 1998 distribution.